EATON VANCE GLOBAL SMALL-CAP EQUITY FUND
Supplement to Summary Prospectus dated March 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Management”:

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers.

Aidan M. Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since August 2015. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

Michael D. McLean, Vice President of BMR, has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since November 2017.

J. Griffith Noble, Vice President of BMR, has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since November 2017.

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